NUVEEN EQUITY LONG/SHORT FUND

SUPPLEMENT DATED JUNE 1, 2021

TO THE SUMMARY PROSPECTUS DATED DECEMBER 31, 2020

Claire L. Ross, Managing Director, has been named a portfolio manager of Nuveen Equity Long/Short Fund. David A. Chalupnik and Scott M. Tonneson will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-ELSS-0621P